                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      22
                NOTES TO FINANCIAL STATEMENTS      28



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      37

Promising
economic
signs have
appeared on
the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 20, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY AND INTEREST RATES
IN FEBRUARY 2002, SIGNS OF IMPROVING ECONOMIC CONDITIONS WERE EVIDENT AS REPORTS OF A GROWING ECONOMY AND IMPROVING RETAIL SALES SURFACED. HOWEVER, MANY BUSINESS LEADERS, AS WELL AS WALL STREET FORECASTERS, REMAINED SKEPTICAL THAT AN ECONOMIC RECOVERY WAS UNDERWAY.

THE DEBATE WAS SEEMINGLY PUT TO REST AT MONTH'S END AS FEDERAL RESERVE BOARD CHAIRMAN ALAN GREENSPAN DELIVERED AN UPBEAT ASSESSMENT OF FUTURE ECONOMIC PROSPECTS TO CONGRESS. DURING HIS PRESENTATION, GREENSPAN INFORMED MEMBERS OF THE SENATE THAT THE U.S RECESSION HAD COME TO AN END--AND THAT THE FED'S RATE-CUTTING CAMPAIGN HAD ALSO RUN ITS COURSE. THE 11 RATE REDUCTIONS MADE DURING 2001 HAD BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

IN THE DAYS FOLLOWING GREENSPAN'S COMMENTS, THE GOVERNMENT RELEASED STATISTICAL DATA WHICH SEEMED TO SUPPORT THE CHAIRMAN'S CLAIMS. U.S. ECONOMIC GROWTH IN THE FOURTH QUARTER OF 2001 WAS MUCH STRONGER THAN ANTICIPATED, WHILE FEBRUARY 2002 BROUGHT SIGNS OF MARKED IMPROVEMENT FOR A BELEAGUERED MANUFACTURING SECTOR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 2000--February 28, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.80
                                                                            6.00                               3.10
May 00                                                                      6.50                               3.20
                                                                            6.50                               3.70
                                                                            6.50                               3.70
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2002)

                                        A SHARES     B SHARES      C SHARES
---------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    -7.61%       -7.96%        -7.80%
---------------------------------------------------------------------------
Six-month total return(2)                -11.98%      -11.43%        -8.67%
---------------------------------------------------------------------------
One-year average annual total
return(2)                                -17.32%      -16.92%       -14.53%
---------------------------------------------------------------------------
Five-year average annual total
return(2)                                 -1.52%       -1.53%        -1.35%
---------------------------------------------------------------------------
Ten-year average annual total
return(2)                                  4.86%          N/A           N/A
---------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                  7.10%        4.43%(3)      2.77%
---------------------------------------------------------------------------
Commencement date                       10/02/78     07/02/92      07/06/93
---------------------------------------------------------------------------

Distribution rate(4)                      11.94%       11.67%        11.77%
---------------------------------------------------------------------------
SEC Yield(5)                              11.93%       11.68%        11.79%
---------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended February 28, 2002.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

      PORTFOLIO AT A GLANCE

CREDIT QUALITY
(as a percentage of corporate debt obligations)


As of February 28, 2002
- A/A................   0.5%   [PIE CHART]
- BBB/Baa............  10.3%
- BB/Ba..............  24.6%
- B/B................  49.1%
- CCC/Caa............   7.7%
- CC/Ca..............   2.4%
- Non-Rated..........   5.4%
As of August 31, 2001
- BBB/Baa............   6.2%   [PIE CHART]
- BB/Ba..............  19.4%
- B/B................  65.1%
- CCC/Caa............   5.8%
- CC/Ca..............   1.0%
- C/C................   0.3%
- Non-Rated..........   2.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY
(for the six months ending February 28, 2002)

[BAR GRAPH]

9/01                                                                            0.0427
----                                                                            ------
10/01                                                                           0.0427
11/01                                                                           0.0427
12/01                                                                           0.0393
1/02                                                                            0.0393
2/02                                                                            0.0383

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE INDUSTRIES
(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                     FEBRUARY 28, 2002                   AUGUST 31, 2001
                                                                     -----------------                   ---------------
Wireless Communications                                                    15.00                              17.70
Cable                                                                      10.40                               8.40
Forest Products                                                             8.70                               8.40
Energy                                                                      8.30                               6.80
Gaming & Leisure                                                            7.00                               6.60


   Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment- banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN HIGH INCOME CORPORATE BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002. THE FUND IS MANAGED BY THE ADVISER'S TAXABLE FIXED INCOME TEAM. MEMBERS OF THE TEAM(1) INCLUDE STEPHEN ESSER, MANAGING DIRECTOR, GORDON LOERY, EXECUTIVE DIRECTOR, AND DEANNA LOUGHNANE, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT DURING THE LAST SIX MONTHS?

A   The past six months have been
very volatile for the entire market. The economy was already struggling as we entered the reporting period, but the events of September 11 accelerated its decline. In the weeks that followed, business and consumer activity came to a virtual standstill, unemployment rose and gross domestic product declined. During the reporting period, the Federal Reserve Board continued its efforts to help boost the economy through ongoing reductions in short-term interest rates. By the end of 2001, the Fed had cut the federal funds rate on 11 separate occasions during the year, bringing it to a 40-year low of just 1.75 percent.

    The high-yield market suffered along with the rest of the market during much of the past six months. September was a particularly difficult month, with returns on high-yield bonds down roughly six percent. We believe this was due in most part to the effects of the terrorist attacks and a market perception at the time that the economy was going to get much worse. The airline, hotel, gaming, insurance, financial and retail sectors were especially hard hit in September. The fixed-line and wireless telecommunications sectors were also poor performers, as was cable, though to a lesser degree.

    In October, however, the market began to show some signs of improvement as consumer confidence appeared to be growing and the equity market gained. The high-yield market made a dramatic comeback, recouping almost all of the losses incurred in September. Telecommunications was one of the few sectors that did not experience a rally in October. We believe this was mainly due to a general market perception that this sector entailed very high risk.

    High-yield bonds continued to rally in November, took a pause in December, and moved forward again in early January. Fund inflows were strong in early January as well; the second week of the month alone saw $1.2 billion flow into high-yield funds -- one of the largest weekly flows in the history of the market. By February, however, the market had turned again and flows into high-yield had stopped.

    The ramifications of the Enron scandal rippled through much of the market, but did not seem to have an appreciable effect on high-yield bonds. We believe this is because investors have generally demanded greater and more detailed information on the companies that issue high-yield debt because of the higher perceived risk their securities can entail. For higher-rated companies, on the other hand, investors typically don't demand as much information because the perceived investment risk is lower. In our opinion, this "transparency" in the high-yield market has helped buffer it from the fallout.

Q   HOW WAS THE FUND
    POSITIONED AND HOW DID IT PERFORM GIVEN THE CHALLENGING MARKET CONDITIONS?

A   The fund was overweighted in
both the fixed-line and wireless telecommunications sectors, which were the biggest drag on performance during the last six months. We have maintained the fund's weightings here because we believe these sectors continue to be undervalued. However, if we see improvement, which may occur later in the year, it's likely we'll reduce the fund's holdings in both sectors. The fund had only a slight overweight in cable, and so was not as negatively affected by poor performance in that sector.

    On a more positive note, forest products did well and the fund's overweight in that sector helped boost performance. In addition, underweights in both metals and utilities helped temper the effects of those sectors' weakness.

    We continued to avoid too much exposure to consumer-related sectors such as retail and consumer products. Consumer spending did not decline to the extent the overall economy did, and so we anticipate it could lag the overall economy through a recovery.

    During the reporting period, we continued to maintain a high level of diversification in the fund, with holdings in over 200 individual securities. The fund's overall average credit quality of a B+ rating has remained basically unchanged from six months ago. We have kept the credit quality equal to or slightly above that of the high-yield market as a whole, and may consider increasing it slightly later in the year.

    The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0383 per share translates to a distribution rate of 11.94 percent based on the fund's maximum offering price as of February 28, 2002. For the six-month period ended February 28, 2002, the fund generated a total return of -7.61 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Chase Global High Yield Index posted a total return of -0.82 percent and the Lipper High Yield Bond Fund Index posted a total return of -3.68 percent, for the same period. The Chase Global High Yield Index is a broad-based, unmanaged index which reflects the general performance of the global high-yield corporate debt market. The Lipper High Yield Bond Fund Index is an index of funds with similar investment objectives. These index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET IN THE MONTHS AHEAD?

A   We believe the economy will
continue to improve this year, with growth by year-end of perhaps two to three percent. Given that estimate, we expect the default rate for high-yield may begin to decline, perhaps in the second quarter, and continue to drop as the year progresses. We believe that the tragic events of September postponed any improvement there to date, but it's quite possible we could end this year with a default rate of seven to seven and one-half percent. By 2003, we are hopeful that rate will approach the more historical long-term average of approximately four percent. In all, a healthier economy and improved default scenario should lead to better performance ahead for the high-yield market.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DEFAULT: The failure to make required debt payments on time.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds, and cash equivalents.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON     MATURITY      VALUE
          CORPORATE BONDS  87.4%
          AEROSPACE  0.9%
$2,050    Atlas Air, Inc. ........................     9.375%   11/15/06   $  1,629,750
 3,750    Atlas Air, Inc. ........................    10.750    08/01/05      3,206,250
   300    Jet Equipment Trust, Ser 95-D, 144A--
          Private Placement (a)...................    11.440    11/01/14        258,564
   200    Jet Equipment Trust, Ser C1, 144A--
          Private Placement (a)...................    11.790    12/15/13         86,000
                                                                           ------------
                                                                              5,180,564
                                                                           ------------
          BROADCASTING  2.3%
 5,405    Interep National Radio Sales............    10.000    07/01/08      3,729,450
 1,995    Nextmedia Operating, Inc., 144A--
          Private Placement (a)...................    10.750    07/01/11      2,134,650
 1,050    Radio One, Inc. ........................     8.875    07/01/11      1,110,375
 7,075    Radio Unica Corp. (b)...................  0/11.750    08/01/06      2,936,125
 3,440    TV Azteca SA, Ser B (Mexico)............    10.500    02/15/07      3,495,900
                                                                           ------------
                                                                             13,406,500
                                                                           ------------
          CABLE  10.0%
 3,000    Adelphia Communications Corp. ..........     7.750    01/15/09      2,805,000
 2,285    Adelphia Communications Corp. ..........    10.875    10/01/10      2,433,525
 1,850    Adelphia Communications Corp., Ser B....     9.875    03/01/07      1,868,500
 7,450    British Sky Broadcasting Group PLC
          (United Kingdom)........................     8.200    07/15/09      7,681,740
 9,470    Callahan Nordrhein Westfallen
          (Germany)...............................    14.000    07/15/10      2,793,650
 1,200    Charter Communications Holdings.........    10.250    01/15/10      1,176,000
 4,225    Charter Communications Holdings LLC
          (b).....................................  0/11.750    01/15/10      2,894,125
 4,180    Charter Communications Holdings LLC.....     8.250    04/01/07      3,824,700
 1,750    Diamond Cable Co. (United Kingdom)......    11.750    12/15/05        595,000
   275    Echostar DBS Corp. .....................     9.250    02/01/06        281,875
 5,015    Echostar DBS Corp., 144A--Private
          Placement (a)...........................     9.125    01/15/09      5,109,031
 2,250    Frontiervision Holdings L.P. ...........    11.875    09/15/07      2,424,375
 2,875    Frontiervision Holdings L.P., Ser B.....    11.875    09/15/07      3,097,812
 5,500    International Cabletel, Inc., Ser B.....    11.500    02/01/06      2,007,500
 3,923    James Cable Partners L.P., Ser B........    10.750    08/15/04      2,451,875
 3,425    Multicanal Participacoes, Ser B
          (Brazil)................................    12.625    06/18/04      2,303,312

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON     MATURITY      VALUE
          CABLE (CONTINUED)
$5,160    NTL, Inc. (b)...........................   0/9.750%   04/01/08   $  1,651,200
 4,710    Ono Finance PLC (United Kingdom)........    13.000    05/01/09      2,566,950
   810    Pegasus Communications Corp. ...........     9.750    12/01/06        595,350
 1,085    Pegasus Communications Corp., Ser B.....    12.500    08/01/07        927,675
 6,250    Satelites Mexicanos SA (Mexico).........    10.125    11/01/04      3,609,375
 2,700    Telewest Communications PLC (United
          Kingdom) (b)............................   0/9.250    04/15/09      1,032,750
   785    Telewest Communications PLC (United
          Kingdom) (b)............................  0/11.375    02/01/10        278,675
 6,665    Telewest Communications PLC (United
          Kingdom)................................    11.000    10/01/07      3,699,075
 4,500    UIH Australia/Pacific, Inc., Ser B
          (c).....................................    14.000    05/15/06        270,000
 4,260    United Pan-Europe Communication, Ser B
          (Netherlands) (b) (c)...................  0/12.500    08/01/09        447,300
 4,415    United Pan-Europe Communication, Ser B
          (Netherlands) (c).......................    10.875    11/01/07        596,025
                                                                           ------------
                                                                             59,422,395
                                                                           ------------
          CHEMICALS  3.8%
 2,220    Acetex Corp. (Canada)...................    10.875    08/01/09      2,275,500
 3,110    Equistar Chemicals LP...................    10.125    09/01/08      3,125,550
 1,935    Huntsman ICI Chemicals LLC..............    10.125    07/01/09      1,712,475
 2,800    Huntsman ICI Chemicals LLC (Euro).......    10.125    07/01/09      1,944,217
 1,169    IMC Global, Inc. .......................     7.625    11/01/05      1,120,136
 1,505    ISP Chemco, Inc., 144A-- Private
          Placement (a)...........................    10.250    07/01/11      1,580,250
 3,680    ISP Holdings, Inc., 144A--Private
          Placement (a)...........................    10.625    12/15/09      3,781,200
 2,800    Messer Griesham (Germany) (Euro)........    10.375    06/01/11      2,589,860
 1,425    Om Group, Inc., 144A--Private Placement
          (a).....................................     9.250    12/15/11      1,478,437
 5,054    Pioneer Americas Acquisition Corp., Ser
          B (c)...................................     9.250    06/15/07      1,187,690
 2,020    Terra Industries, Inc., Ser B...........    10.500    06/15/05      1,666,500
                                                                           ------------
                                                                             22,461,815
                                                                           ------------
          CONSUMER PRODUCTS  1.2%
 1,750    Delta Mills, Inc., Ser B................     9.625    09/01/07        883,750
 5,940    Elizabeth Arden, Inc. ..................    11.750    02/01/11      5,375,700
 4,000    Sleepmaster LLC (c) (d).................    11.000    05/15/09        660,000
                                                                           ------------
                                                                              6,919,450
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON     MATURITY      VALUE
          DIVERSIFIED MEDIA  3.7%
$1,510    Belo Corp. .............................     8.000%   11/01/08   $  1,566,210
 3,530    Hollinger Participation Trust, 144A--
          Private Placement (a)...................    12.125    11/15/10      3,194,469
 5,520    MDC Corporation, Inc. (Canada)..........    10.500    12/01/06      4,278,000
 5,415    Muzak LLC...............................     9.875    03/15/09      4,683,975
 3,950    Primedia, Inc. .........................     8.875    05/15/11      3,466,125
 3,475    Quebecor Media, Inc. (Canada)...........    11.125    07/15/11      3,753,000
 1,350    Quebecor Media, Inc. (Canada)...........    13.750    07/15/11        864,000
                                                                           ------------
                                                                             21,805,779
                                                                           ------------
          ENERGY  8.0%
 3,560    BRL Universal Equipment.................     8.875    02/15/08      3,649,000
 6,775    Chesapeake Energy Corp. ................     8.125    04/01/11      6,673,375
 4,385    Frontier Oil Corp. .....................    11.750    11/15/09      4,680,987
 4,200    Grey Wolf, Inc. ........................     8.875    07/01/07      4,221,000
 2,445    Hanover Equipment Trust, 144A--Private
          Placement (a)...........................     8.500    09/01/08      2,481,675
 1,475    Hanover Equipment Trust, 144A--Private
          Placement (a)...........................     8.750    09/01/11      1,489,750
 5,975    Houston Exploration Co. ................     8.625    01/01/08      6,004,875
 4,450    Husky Oil Ltd. (Canada).................     8.900    08/15/28      4,669,429
 2,160    Pogo Producing Co. .....................     8.250    04/15/11      2,251,800
 4,035    Port Arthur Finance Corp., Ser A........    12.500    01/15/09      4,327,537
 2,115    Stone Energy Corp., 144A--Private
          Placement (a)...........................     8.250    12/15/11      2,146,725
 5,765    Vintage Petroleum, Inc. ................     7.875    05/15/11      5,044,375
                                                                           ------------
                                                                             47,640,528
                                                                           ------------
          FINANCIAL  1.6%
 3,395    Americo Life, Inc. .....................     9.250    06/01/05      3,403,488
 3,345    Anthem Insurance Cos., Inc., 144A--
          Private Placement (a)...................     9.125    04/01/10      3,669,605
 2,060    CIT Group, Inc. ........................     5.625    05/17/04      1,979,804
   350    CIT Group, Inc. ........................     6.500    02/07/06        342,180
                                                                           ------------
                                                                              9,395,077
                                                                           ------------
          FOOD & DRUG  0.8%
   207    California Farm Lease Trust, 144A--
          Private Placement (a)...................     8.500    07/15/17        217,309
 1,200    Jitney-Jungle Stores America, Inc. (c)
          (d).....................................    12.000    03/01/06            120
 4,915    Pantry, Inc. ...........................    10.250    10/15/07      4,570,950
                                                                           ------------
                                                                              4,788,379
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON     MATURITY      VALUE
          FOOD & TOBACCO  1.8%
$2,000    Gruma SA (Mexico).......................     7.625%   10/15/07   $  1,915,000
 2,800    Michael Foods, Inc., Ser B..............    11.750    04/01/11      3,066,000
 3,990    Smithfield Foods, Inc. .................     7.625    02/15/08      4,009,950
 1,725    Smithfield Foods, Inc., Ser B...........     8.000    10/15/09      1,785,375
                                                                           ------------
                                                                             10,776,325
                                                                           ------------
          FOREST PRODUCTS  8.4%
 3,000    AEP Industries, Inc. ...................     9.875    11/15/07      3,060,000
 1,995    Kappa Beheer BV (Netherlands)...........    10.625    07/15/09      2,204,475
 1,555    Kappa Beheer BV (Netherlands) (Euro)....    10.625    07/15/09      1,444,428
   675    Longview Fibre Co., 144A--Private
          Placement (a)...........................    10.000    01/15/09        698,625
 1,180    Louisiana Pacific Corp. ................     8.875    08/15/10      1,176,062
 4,200    Louisiana Pacific Corp. ................    10.875    11/15/08      4,242,000
 1,400    Norske Skog, 144A--Private Placement
          (Canada) (a)............................     8.625    06/15/11      1,435,000
 6,775    Owens-Illinois, Inc. ...................     7.500    05/15/10      6,199,125
 5,025    Pacifica Papers, Inc. (Canada)..........    10.000    03/15/09      5,401,875
 6,500    Printpack, Inc., Ser B..................    10.625    08/15/06      6,857,500
 3,250    Radnor Holdings Corp., Ser B (Canada)...    10.000    12/01/03      2,453,750
 2,235    Repap New Brunswick, Inc. (Canada)......     9.000    06/01/04      2,366,306
 2,350    Riverwood International Corp. ..........    10.875    04/01/08      2,449,875
 4,025    Tekni-Plex, Inc., Ser B.................    12.750    06/15/10      4,145,750
 2,750    Vicap SA (Mexico).......................    10.250    05/15/02      2,743,125
 3,100    Vicap SA (Mexico).......................    11.375    05/15/07      2,844,250
                                                                           ------------
                                                                             49,722,146
                                                                           ------------
          GAMING & LEISURE  6.8%
 2,815    Argosy Gaming Co. ......................    10.750    06/01/09      3,135,206
 1,430    Autotote Corp., Ser B...................    12.500    08/15/10      1,565,850
 2,650    Harrahs Operating Co., Inc. ............     7.875    12/15/05      2,789,125
 1,910    Harrahs Operating Co., Inc. ............     8.000    02/01/11      2,036,327
 1,290    Hilton Hotels Corp. ....................     7.950    04/15/07      1,306,223
 4,825    HMH Properties Inc., Ser B..............     7.875    08/01/08      4,704,375
 5,365    Horseshoe Gaming LLC....................     8.625    05/15/09      5,613,131
 4,050    International Game Technology...........     8.375    05/15/09      4,409,438
 1,660    Park Place Entertainment Corp. .........     7.875    12/15/05      1,693,200
 1,480    Park Place Entertainment Corp. .........     8.875    09/15/08      1,554,000
 5,000    Premier Parks, Inc. (b).................  0/10.000    04/01/08      4,675,000
 3,675    Station Casinos, Inc. ..................     8.875    12/01/08      3,776,063
 2,800    Station Casinos, Inc. ..................     9.875    07/01/10      3,010,000
                                                                           ------------
                                                                             40,267,938
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON     MATURITY      VALUE
          HEALTHCARE  2.8%
$1,900    AdvancePCS..............................     8.500%   04/01/08   $  2,004,500
 1,735    Amerisourcebergen Corp. ................     8.125    09/01/08      1,830,425
   750    Columbia HCA............................     6.910    06/15/05        776,610
 1,100    Fresenius Medical Care Trust II.........     7.875    02/01/08      1,100,000
 5,085    Fresenius Medical Care Trust IV.........     7.875    06/15/11      5,085,000
 3,840    HCA--The Healthcare Co. ................     8.750    09/01/10      4,320,000
 1,135    Omnicare Inc., Ser B....................     8.125    03/15/11      1,203,100
                                                                           ------------
                                                                             16,319,635
                                                                           ------------
          HOUSING  3.9%
 1,430    Centex Corp. ...........................     7.500    01/15/12      1,467,692
 2,845    Centex Corp. ...........................     7.875    02/01/11      2,990,288
 3,100    Istar Financial, Inc. ..................     8.750    08/15/08      3,121,536
 1,630    Nortek, Inc. ...........................     8.875    08/01/08      1,672,788
 2,800    Nortek, Inc. ...........................     9.875    06/15/11      2,870,000
 4,855    Toll Corp. .............................     8.250    02/01/11      4,952,100
 5,600    Webb (Del E.) Corp. ....................    10.250    02/15/10      6,195,000
                                                                           ------------
                                                                             23,269,404
                                                                           ------------
          INFORMATION TECHNOLOGY  1.6%
 9,000    CHS Electronics, Inc. (c) (d)...........     9.875    04/15/05        180,000
 7,500    Fairchild Semiconductor Corp. ..........    10.375    10/01/07      7,987,500
   470    Flextronics International Ltd.
          (Singapore).............................     8.750    10/15/07        481,750
   625    Flextronics International Ltd.
          (Singapore).............................     9.875    07/01/10        671,875
                                                                           ------------
                                                                              9,321,125
                                                                           ------------
          MANUFACTURING  1.9%
 2,100    American Plumbing & Mechanical..........    11.625    10/15/08      1,984,500
 2,100    Anchor Lamina, Inc. (Canada)............     9.875    02/01/08        559,125
 1,650    Case Corp., Ser B.......................     6.250    12/01/03      1,486,010
 1,850    Case Credit Corp. ......................     6.125    02/15/03      1,668,313
 3,500    CMI Industries, Inc. (c) (d)............     9.500    10/01/03        927,500
 4,500    Eagle-Picher Industries, Inc. ..........     9.375    03/01/08      2,947,500
 1,580    Numatics, Inc., Ser B...................     9.625    04/01/08        829,500
 1,417    Reunion Industries, Inc. (c)............    13.000    05/01/03        800,605
                                                                           ------------
                                                                             11,203,053
                                                                           ------------
          MEDIA-NONCABLE  0.2%
 1,500    Corus Entertainment Inc., 144A--Private
          Placement (Canada) (a)..................     8.750    03/01/12      1,487,790
                                                                           ------------

          METALS  1.2%
 9,380    Doe Run Resources Corp., Ser B..........    11.250    03/15/05      1,922,900
 6,655    GS Technologies Operating, Inc. (c)
          (d).....................................    12.000    09/01/04        698,775

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON     MATURITY      VALUE
          METALS (CONTINUED)
$2,450    GS Technologies Operating, Inc. (c)
          (d).....................................    12.250%   10/01/05   $     85,750
   700    Kaiser Aluminum & Chemical Corp. (c)
          (d).....................................     9.875    02/15/49        525,000
 2,855    Murrin Murrin Holdings Property Ltd
          (Australia).............................     9.375    08/31/07        870,775
 5,000    Renco Steel Holdings, Inc., Ser B.......    10.875    02/01/05        625,000
 7,525    Republic Technologies International LLC
          (c) (d).................................    13.750    07/15/09        526,750
 1,700    Ucar Finance Inc., 144A--Private
          Placement (a)...........................    10.250    02/15/12      1,755,250
                                                                           ------------
                                                                              7,010,200
                                                                           ------------
          RETAIL  1.1%
 2,585    Autonation, Inc. .......................     9.000    08/01/08      2,723,944
 3,725    Big 5 Corp., Ser B......................    10.875    11/15/07      3,701,719
                                                                           ------------
                                                                              6,425,663
                                                                           ------------
          SERVICES  3.3%
 6,020    Allied Waste North America, Inc. .......    10.000    08/01/09      6,155,450
 1,900    Avis Group Holdings, Inc. ..............    11.000    05/01/09      2,061,500
 1,500    Building One Services Corp. ............    10.500    05/01/09        682,500
 6,250    Hydrochem Industrial Services, Inc., Ser
          B.......................................    10.375    08/01/07      4,531,250
 6,000    Outsourcing Services Group, Inc., Ser
          B.......................................    10.875    03/01/06      4,230,000
 1,850    United Rentals North America, Inc. .....    10.750    04/15/08      2,025,750
                                                                           ------------
                                                                             19,686,450
                                                                           ------------
          TELECOMMUNICATIONS  5.1%
 2,660    360networks, Inc. (Canada) (c) (d)......    13.000    05/01/08            266
 2,800    360networks, Inc. (Canada) (Euro) (c)
          (d).....................................    13.000    05/01/08         24,250
 2,085    Asia Global Crossing (Bermuda)..........    13.375    10/15/10        469,125
 6,650    E.Spire Communications, Inc. (c) (d)....    13.000    11/01/05        698,250
 4,210    Exodus Communications, Inc. (c) (d).....    11.250    07/01/08        894,625
 3,430    Exodus Communications, Inc. (c) (d).....    11.625    07/15/10        728,875
 2,750    Exodus Communications, Inc. (Euro) (c)
          (d).....................................    11.375    07/15/08        500,562
   192    Focal Communications Corp., Ser B.......    11.875    01/15/10         64,320
 3,500    Global Crossing Holdings Ltd. (Bermuda)
          (c) (d).................................     8.700    08/01/07        140,000
 9,335    Global Crossing Holdings Ltd. (Bermuda)
          (c) (d).................................     9.125    11/15/06        233,375
 1,950    Global Telesystems (Netherlands) (Euro)
          (c).....................................    11.000    12/01/09         67,557
 3,305    Globix Corp. (c)........................    12.500    02/01/10        495,750
 5,305    GST Network Funding, Inc. (c) (d).......    10.500    05/01/08      1,034,475
   568    GST Telecommunications, Inc., 144A--
          Private Placement (a) (c) (d)...........    13.875    12/15/05          8,520

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON     MATURITY      VALUE
          TELECOMMUNICATIONS (CONTINUED)
$12,590   GT Group Telecom, Inc. (Canada) (b).....  0/13.250%   02/01/10   $    881,300
   600    Hermes Europe Railtel BV (Netherlands)
          (c) (d).................................    11.500    08/15/07         57,000
 2,500    ICG Holdings, Inc. (c) (d)..............    12.500    05/01/06        175,000
11,075    ICG Holdings, Inc. (c) (d)..............    13.500    09/15/05        775,250
   155    Intermedia Communications, Inc. ........     8.600    06/01/08        143,375
 4,440    Intermedia Communications, Inc., Ser B
          (b).....................................  0/11.250    07/15/07      4,262,400
 3,400    Jazztel PLC (United Kingdom) (Euro).....    13.250    12/15/09        707,272
 3,450    Jazztel PLC (United Kingdom) (Euro).....    14.000    07/15/10        717,628
 8,300    KMC Telecommunications Holdings, Inc.
          (b).....................................  0/12.500    02/15/08        207,500
 4,525    Madison River Capital/Madison River
          Financial...............................    13.250    03/01/10      3,552,125
 7,070    McLeodUSA, Inc. (c) (d).................    11.375    01/01/09      1,767,500
 4,335    Metromedia Fiber Network, Inc. .........    10.000    12/15/09      1,062,075
 1,925    MGC Communications, Inc., Ser B.........    13.000    10/01/04        625,625
 2,030    Netia Holdings BV (Netherlands) (Euro)
          (c).....................................    13.750    06/15/10        316,627
 1,525    Netia Holdings BV, Ser B (Netherlands)
          (c).....................................    10.250    11/01/07        221,125
 6,965    Netia Holdings BV, Ser B (Netherlands)
          (c).....................................    11.250    11/01/07        975,100
 1,165    Nextlink Communications, Inc. (b) (c)...   0/9.450    04/15/08        116,500
 2,265    Nextlink Communications, Inc. (b) (c)...  0/12.125    12/01/09        184,031
 4,510    Nextlink Communications, Inc. (c).......    10.500    12/01/09        541,200
 3,000    Park N View, Inc., Ser B (c) (d)........    13.000    05/15/08         30,000
 3,500    PF Net Communications, Inc. ............    13.750    05/15/10        367,500
 1,175    Philippine Long Distance Telephone
          (Philippines)...........................    10.500    04/15/09      1,085,149
 4,450    Price Communications Wireless...........    11.750    07/15/07      4,683,625
11,565    PSINet, Inc. (c) (d)....................    10.500    12/01/06      1,098,675
 1,750    PSINet, Inc. (Euro) (c) (d).............    10.500    12/01/06        117,492
   425    Viatel, Inc. (b) (c) (d)................  0/12.500    04/15/08          1,594
 7,790    Viatel, Inc. (c) (d)....................    11.500    03/15/09         29,213
 5,800    Worldwide Fiber, Inc. (Canada) (c)
          (d).....................................    12.000    08/01/09         29,000
                                                                           ------------
                                                                             30,090,831
                                                                           ------------
          TRANSPORTATION  2.8%
 9,885    Aetna Industries, Inc. (c)..............    11.875    10/01/06      1,581,600
   117    Aran Shipping & Trading, SA (c).........     8.300    01/31/04              0
 1,580    Arvinmeritor, Inc. .....................     8.750    03/01/12      1,629,024
   885    Collins & Aikman Products Co. ..........    11.500    04/15/06        769,950
 2,645    Collins & Aikman Products Co., 144A--
          Private Placement (a)...................    10.750    12/31/11      2,545,813
 4,675    Dana Corp. .............................     9.000    08/15/11      4,287,335
 1,700    Dana Corp. (Euro).......................     9.000    08/15/11      1,368,988

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON     MATURITY      VALUE
          TRANSPORTATION (CONTINUED)
$1,345    Hayes Lemmerz International, Inc. (c)
          (d).....................................     9.125%   07/15/07   $     80,700
 4,500    Stena AB (Sweden).......................    10.500    12/15/05      4,522,500
                                                                           ------------
                                                                             16,785,910
                                                                           ------------
          UTILITY  2.2%
 1,805    Calpine Corp. ..........................     8.500    02/15/11      1,301,681
 3,500    Calpine Corp. ..........................     8.625    08/15/10      2,478,291
 3,595    Mirant Americas Generation, Inc. .......     8.300    05/01/11      3,061,276
 2,605    PG & E National Energy Group, Inc. .....    10.375    05/16/11      2,661,794
 2,880    Williams Cos., Inc. ....................     7.500    01/15/31      2,466,210
 1,480    Williams Cos., Inc. ....................     7.750    06/15/31      1,304,922
                                                                           ------------
                                                                             13,274,174
                                                                           ------------
          WIRELESS COMMUNICATIONS  12.0%
 7,025    Airgate PCS, Inc. (b)...................  0/13.500    10/01/09      3,828,625
 1,645    Alamosa Delaware, Inc. .................    12.500    02/01/11      1,192,625
14,255    Alamosa PCS Holdings, Inc. (b)..........  0/12.875    02/15/10      5,488,175
 2,525    American Cellular Corp. ................     9.500    10/15/09      2,057,875
 3,980    American Tower Corp. ...................     9.375    02/01/09      2,646,700
   300    AMSC Acquisition, Inc. (c) (d)..........    12.250    04/01/08        114,000
 5,085    Centennial Cellular Operating Co. ......    10.750    12/15/08      2,593,350
 3,100    Crown Castle International Corp. (b)....  0/10.625    11/15/07      2,371,500
   700    Crown Castle International Corp. .......    10.750    08/01/11        553,000
 5,925    CTI Holdings SA (Argentina) (b).........  0/11.500    04/15/08        503,625
 3,610    Dobson Communications Corp. ............    10.875    07/01/10      3,339,250
 9,675    IPCS, Inc. (b)..........................  0/14.000    07/15/10      4,402,125
 6,650    Microcell Telecommunications, Ser B
          (Canada)................................    14.000    06/01/06      4,555,250
 8,775    Millicom International Cellular SA
          (Luxembourg)............................    13.500    06/01/06      5,221,125
 2,375    Nextel Communications, Inc. (b).........   0/9.950    02/15/08      1,312,188
 9,070    Nextel Communications, Inc. ............     9.375    11/15/09      5,804,800
 1,000    Nextel Communications, Inc. ............    12.000    11/01/08        692,500
 1,750    PTC International Finance (Luxembourg)
          (Euro)..................................    10.875    05/01/08      1,564,259
 2,205    Rural Cellular Corp. ...................     9.625    05/15/08      1,775,025
 4,850    SBA Communications Corp. (b)............  0/12.000    03/01/08      2,303,750
 7,000    SBA Communications Corp. ...............    10.250    02/01/09      3,990,000
 6,650    Spectrasite Holdings, Inc. (b)..........  0/11.250    04/15/09      1,562,750
 5,585    Telecorp PCS, Inc. (b)..................  0/11.625    04/15/09      4,942,725
 2,250    Telecorp PCS, Inc. .....................    10.625    07/15/10      2,553,750

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON     MATURITY      VALUE
          WIRELESS COMMUNICATIONS (CONTINUED)
$3,335    Tritel PCS, Inc. .......................    10.375%   01/15/11   $  3,776,888
 4,040    US Unwired, Inc. (b)....................  0/13.375    11/01/09      2,222,000
                                                                           ------------
                                                                             71,367,860
                                                                           ------------

TOTAL CORPORATE BONDS  87.4%............................................    518,028,991
                                                                           ------------
          DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  1.4%
          INFORMATION TECHNOLOGY  0.7%
 9,535    Solectron Corp., LYON...................         *    11/20/20      4,374,181
                                                                           ------------

          MANUFACTURING  0.7%
 8,320    Corning, Inc. ..........................         *    11/08/15      4,139,200
                                                                           ------------

TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS........................      8,513,381
                                                                           ------------

          FOREIGN GOVERNMENT OBLIGATIONS  3.2%
 8,620    Federal Republic of Brazil (Brazil).....     8.000    04/15/14      7,066,681
   800    Federal Republic of Brazil (Brazil).....    11.000    01/11/12        739,600
 2,908    Republic of Colombia (Columbia).........     9.750    04/09/11      2,915,337
 1,500    Republic of Columbia (Columbia).........     9.750    04/23/09      1,548,750
 6,090    United Mexican States (Mexico)..........     8.375    01/14/11      6,549,795
                                                                           ------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS....................................     18,820,163
                                                                           ------------

          EQUITIES  4.6%
          Airgate PCS, Inc. (4,906 Common Shares) (e)...................         45,037
          AT & T Canada, Inc., Class B (31,718 ADR Common Shares )
          (Canada) (e)..................................................        780,263
          Broadwing Communications, Inc. (7,730 Preferred Shares, 12.50%
          coupon, $1,000 par per share).................................      3,884,325
          Contour Energy Co. (75,000 Common Shares) (e).................         42,000
          Crown Castle International Corp. (6,464 Preferred Shares,
          12.75% coupon, $1,000 par per share) (e) (f)..................      2,924,960
          DecisionOne Corp. (14,162 Common Stock Warrants Class B)
          (e)...........................................................              0
          DecisionOne Corp. (14,661 Common Shares) (e)..................              0
          DecisionOne Corp. (8,219 Common Stock Warrants Class A) (e)...              0
          DecisionOne Corp. (8,400 Common Stock Warrants Class C) (e)...              0
          Dobson Communications Corp. (32,661 Preferred Shares, 13.00%
          coupon, $1,000 par per share) (f).............................      2,784,360
          Focal Communications Corp. (43,971 Common Shares) (e).........          9,674

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                              MARKET
          DESCRIPTION                                                         VALUE
          EQUITIES (CONTINUED)
          Globalstar Telecommunications, 144A--Private Placement (285
          Common Stock Warrants) (a) (e)................................   $          3
          GT Group Telecom, Inc., 144A--Private Placement (12,590 Common
          Stock Warrants) (a) (e).......................................         56,655
          HF Holdings, Inc. (36,820 Common Stock Warrants) (e)..........            368
          Intermedia Communications, Inc. (3,075 Preferred Shares, Ser
          B, 13.50% coupon, $1,000 par per share).......................      2,959,687
          Intersil Holding Corp., Class A (31,481 Common Shares) (e)....        873,283
          IPCS, Inc., 144A--Private Placement (9,675 Common Stock
          Warrants) (a) (e).............................................        417,234
          Jazztel PLC (3,450 Common Stock Warrants) (United Kingdom)
          (e)...........................................................            299
          KMC Telecommunications Holdings, Inc., 144A--Private Placement
          (9,555 Common Stock Warrants) (a) (e).........................            478
          McLeodUSA, Inc. (59,106 Common Shares) (d) (e)................         10,639
          Mediq, Inc. (5,526 Common Shares).............................         30,008
          Motient Corp., 144A--Private Placement (3,000 Common Stock
          Warrants) (a) (e).............................................            405
          Nextel Communications, Inc. (5,657 Preferred Shares, Ser D,
          13.00% coupon, $1,000 par per share) (e) (f)..................      2,050,662
          Nextlink Communications, Inc. (2,491 Preferred Shares, Ser B,
          13.50% coupon, $1,000 par per share) (e) (f)..................             25
          NTL, Inc., 144A--Private Placement (6,889 Common Stock
          Warrants) (a) (e).............................................          1,206
          Occidente Y Caribe Celular SA, 144A--Private Placement (20,850
          Common Stock Warrants) (a) (e)................................            209
          Ono Finance PLC, 144A--Private Placement (4,710 Common Stock
          Warrants) (United Kingdom) (a) (e)............................         23,550
          OpTel, Inc. (3,275 Common Shares) (e).........................             33
          Park N View, Inc., 144A--Private Placement (3,000 Common Stock
          Warrants) (a) (d) (e).........................................             30
          Pathmark Stores, Inc. (71,889 Common Stock Warrants) (e)......        603,149
          Paxon Communication Corp. (33,265 Preferred Shares, 13.25%
          coupon, $1,000 par per share) (f).............................      2,802,576
          PF Net Communications, Inc., 144A--Private Placement (3,500
          Common Stock Warrants) (a) (e)................................             35
          Price Communications Corp. (55,114 Commons Shares) (e)........      1,008,586
          Primus Telecommunications Group (2,000 Common Stock Warrants)
          (e)...........................................................          2,250
          Republic Technologies International, Inc., 144A--Private
          Placement (7,525 Common Stock Warrants) (a) (d) (e)...........             75
          Rural Cellular Corp. (10,889 Preferred Shares, 11.375% coupon,
          $1,000 par per share) (f).....................................      5,471,723

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                              MARKET
          DESCRIPTION                                                         VALUE
          EQUITIES (CONTINUED)
          Song Networks Holding AB (5,195 ADR Common Shares) (Sweden)
          (e)...........................................................   $      1,662
          Star Gas Partners, L.P. (1,219 Units of Limited Partnership
          Interests)....................................................         22,612
          Startec Global Communications, 144A--Private Placement (8,100
          Common Stock Warrants) (a) (e)................................             81
          Terex Corp. (28,000 Common Stock Rights) (e)..................        570,220
          UIH Austrailia/Pacific, Inc. (5,000 Common Stock Warrants)
          (e)...........................................................             50
          VS Holdings, Inc. (568,178 Common Shares) (e).................        106,079
                                                                           ------------

TOTAL EQUITIES $4.7%....................................................     27,484,491
                                                                           ------------

TOTAL LONG-TERM INVESTMENTS  96.6%
  (Cost $842,786,336)...................................................    572,847,026

REPURCHASE AGREEMENT  1.4%
  BankAmerica Securities ($8,384,000 par collateralized by U.S.
    Government obligations in a pooled cash account, dated 02/28/02, to
    be sold on 03/01/02 at $8,384,433) (Cost $8,384,000)................      8,384,000
                                                                           ------------

TOTAL INVESTMENTS  98.0%
  (Cost $851,170,336)...................................................    581,231,026

FOREIGN CURRENCY  0.0%
  (Cost $157,469).......................................................        151,604
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%.............................     11,121,149
                                                                           ------------

NET ASSETS  100.0%......................................................   $592,503,779
                                                                           ============

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Non-income producing as security is in default.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) Non-income producing security.

(f) Payment-in-kind security.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $851,170,336).......................  $  581,231,026
Foreign Currency (Cost $157,469)............................         151,604
Receivables:
  Interest..................................................      14,716,499
  Investments Sold..........................................       4,957,469
  Fund Shares Sold..........................................       2,752,400
Other.......................................................         162,776
                                                              --------------
    Total Assets............................................     603,971,774
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       4,895,084
  Fund Shares Repurchased...................................       2,838,970
  Income Distributions......................................       2,239,813
  Distributor and Affiliates................................         422,857
  Custodian Bank............................................         292,116
  Investment Advisory Fee...................................         254,614
Accrued Expenses............................................         284,395
Trustees' Deferred Compensation and Retirement Plans........         217,838
Forward Foreign Currency Contract...........................          22,308
                                                              --------------
    Total Liabilities.......................................      11,467,995
                                                              --------------
NET ASSETS..................................................  $  592,503,779
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,043,022,576
Accumulated Undistributed Net Investment Income.............     (13,634,212)
Accumulated Net Realized Loss...............................    (166,912,836)
Net Unrealized Depreciation.................................    (269,971,749)
                                                              --------------
NET ASSETS..................................................  $  592,503,779
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $336,400,018 and 91,714,206 shares of
    beneficial interest issued and outstanding).............  $         3.67
    Maximum sales charge (4.75%* of offering price).........             .18
                                                              --------------
    Maximum offering price to public........................  $         3.85
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $209,884,033 and 57,036,478 shares of
    beneficial interest issued and outstanding).............  $         3.68
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $46,219,728 and 12,674,132 shares of
    beneficial interest issued and outstanding).............  $         3.65
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  36,263,628
Dividends...................................................      1,954,575
Other.......................................................         71,039
                                                              -------------
    Total Income............................................     38,289,242
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $431,117, $1,125,020 and $249,406,
  respectively).............................................      1,805,543
Investment Advisory Fee.....................................      1,718,415
Shareholder Services........................................        657,943
Custody.....................................................         51,556
Legal.......................................................         15,794
Trustees' Fees and Related Expenses.........................         14,259
Other.......................................................        237,487
                                                              -------------
    Total Expenses..........................................      4,500,997
    Less Credits Earned on Cash Balances....................         15,399
                                                              -------------
    Net Expenses............................................      4,485,598
                                                              -------------
NET INVESTMENT INCOME.......................................  $  33,803,644
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (25,389,146)
  Foreign Currency Transactions.............................        689,907
                                                              -------------
Net Realized Loss...........................................    (24,699,239)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (208,501,761)
                                                              -------------
  End of the Period:
    Investments.............................................   (269,939,310)
    Forward Foreign Currency Contract.......................        (22,308)
    Foreign Currency Translation............................        (10,131)
                                                              -------------
                                                               (269,971,749)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (61,469,988)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $ (86,169,227)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (52,365,583)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                     SIX MONTHS ENDED       YEAR ENDED
                                                     FEBRUARY 28, 2002    AUGUST 31, 2001
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  33,803,644       $  76,409,177
Net Realized Loss...................................     (24,699,239)        (76,486,992)
Net Unrealized Depreciation During the Period.......     (61,469,988)        (75,914,495)
                                                       -------------       -------------
Change in Net Assets from Operations................     (52,365,583)        (75,992,310)
                                                       -------------       -------------

Distributions from Net Investment Income:
  Class A Shares....................................     (22,591,592)        (48,820,753)
  Class B Shares....................................     (13,178,576)        (27,920,646)
  Class C Shares....................................      (2,943,784)         (6,374,410)
                                                       -------------       -------------
                                                         (38,713,952)        (83,115,809)
                                                       -------------       -------------

Return of Capital Distribution:
  Class A Shares....................................             -0-            (689,811)
  Class B Shares....................................             -0-            (397,113)
  Class C Shares....................................             -0-             (91,210)
                                                       -------------       -------------
                                                                 -0-          (1,178,134)
                                                       -------------       -------------
Total Distributions.................................     (38,713,952)        (84,293,943)
                                                       -------------       -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     (91,079,535)       (160,286,253)
                                                       -------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................     107,096,421         340,214,717
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................      23,624,197          48,871,390
Cost of Shares Repurchased..........................    (149,861,572)       (319,107,793)
                                                       -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..     (19,140,954)         69,978,314
                                                       -------------       -------------
TOTAL DECREASE IN NET ASSETS........................    (110,220,489)        (90,307,939)
NET ASSETS:
Beginning of the Period.............................     702,724,268         793,032,207
                                                       -------------       -------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($13,634,212) and ($7,555,855), respectively).....   $ 592,503,779       $ 702,724,268
                                                       =============       =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                 YEAR ENDED AUGUST 31,
CLASS A SHARES                 FEBRUARY 28,   ------------------------------------------
                                 2002 (A)      2001     2000     1999     1998     1997
                               ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $ 4.23      $ 5.24   $ 5.68   $ 6.06   $ 6.55   $ 6.30
                                  ------      ------   ------   ------   ------   ------
  Net Investment Income.......       .21         .51      .59      .63      .61      .60
  Net Realized and Unrealized
    Gain/Loss.................      (.53)       (.96)    (.43)    (.37)    (.48)     .27
                                  ------      ------   ------   ------   ------   ------
Total from Investment
  Operations..................      (.32)       (.45)     .16      .26      .13      .87
                                  ------      ------   ------   ------   ------   ------
Less:
  Distributions from Net
    Investment Income.........       .24         .55      .60      .64      .62      .62
  Return of Capital
    Distributions.............       -0-         .01      -0-      -0-      -0-      -0-
                                  ------      ------   ------   ------   ------   ------
Total Distributions...........       .24         .56      .60      .64      .62      .62
                                  ------      ------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................    $ 3.67      $ 4.23   $ 5.24   $ 5.68   $ 6.06   $ 6.55
                                  ======      ======   ======   ======   ======   ======

Total Return (b)..............    -7.61%*     -9.04%    3.09%    4.41%    1.66%   14.44%
Net Assets at End of the
  Period (In millions)........    $336.4      $394.4   $465.0   $492.4   $499.3   $468.6
Ratio of Expenses to Average
  Net Assets (c)..............     1.08%       1.05%    1.03%    1.03%    1.00%    1.08%
Ratio of Net Investment Income
  to Average Net Assets (c)...    10.97%      10.93%   10.90%   10.65%    9.33%    9.37%
Portfolio Turnover............       42%*        80%      68%      51%      90%      75%

 * Non-annualized

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of these changes for the period ended February 28, 2002 was a decrease in the ratio of net investment income to average net assets from 11.06% to 10.97%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                 YEAR ENDED AUGUST 31,
CLASS B SHARES                 FEBRUARY 28,   ------------------------------------------
                                 2002 (A)      2001     2000     1999     1998     1997
                               ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $ 4.24      $ 5.25   $ 5.68   $ 6.06   $ 6.56   $ 6.31
                                  ------      ------   ------   ------   ------   ------
  Net Investment Income.......       .20         .48      .55      .58      .57      .56
  Net Realized and Unrealized
    Gain/Loss.................      (.53)       (.97)    (.43)    (.37)    (.49)     .26
                                  ------      ------   ------   ------   ------   ------
Total from Investment
  Operations..................      (.33)       (.49)     .12      .21      .08      .82
                                  ------      ------   ------   ------   ------   ------
Less:
  Distributions from Net
    Investment Income.........       .23         .51      .55      .59      .58      .57
  Return of Capital
    Distributions.............       -0-         .01      -0-      -0-      -0-      -0-
                                  ------      ------   ------   ------   ------   ------
Total Distributions...........       .23         .52      .55      .59      .58      .57
                                  ------      ------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................    $ 3.68      $ 4.24   $ 5.25   $ 5.68   $ 6.06   $ 6.56
                                  ======      ======   ======   ======   ======   ======

Total Return (b)..............    -7.96%*     -9.80%    2.43%    3.57%     .77%   13.58%
Net Assets at End of the
  Period (In millions)........    $209.9      $249.6   $268.7   $318.2   $283.1   $198.0
Ratio of Expenses to Average
  Net Assets (c)..............     1.85%       1.83%    1.78%    1.79%    1.79%    1.86%
Ratio of Net Investment Income
  to Average Net Assets (c)...    10.22%      10.13%   10.15%    9.88%    8.52%    8.60%
Portfolio Turnover............       42%*        80%      68%      51%      90%      75%

 * Non-annualized

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of these changes for the period ended February 28, 2002 was a decrease in the ratio of net investment income to average net assets from 10.31% to 10.22%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4% charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                               ENDED                    YEAR ENDED AUGUST 31,
CLASS C SHARES              FEBRUARY 28,    ---------------------------------------------
                              2002 (A)       2001       2000     1999     1998      1997
                            -------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $ 4.20       $  5.22    $ 5.65    $6.04    $6.53    $ 6.28
                               ------       -------    ------    -----    -----    ------
  Net Investment Income....       .19           .48       .55      .58      .57       .56
  Net Realized and
    Unrealized Gain/Loss...      (.51)         (.98)     (.43)    (.38)    (.49)      .26
                               ------       -------    ------    -----    -----    ------
Total from Investment
  Operations...............      (.32)         (.50)      .12      .20      .08       .82
                               ------       -------    ------    -----    -----    ------
Less:
  Distributions from Net
    Investment Income......       .23           .51       .55      .59      .57       .57
  Return of Capital
    Distributions..........       -0-           .01       -0-      -0-      -0-       -0-
                               ------       -------    ------    -----    -----    ------
Total Distributions........       .23           .52       .55      .59      .57       .57
                               ------       -------    ------    -----    -----    ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $ 3.65       $  4.20    $ 5.22    $5.65    $6.04    $ 6.53
                               ======       =======    ======    =====    =====    ======
Total Return (b)...........    -7.80%*      -10.06%     2.45%    3.42%     .93%    13.64%
Net Assets at End of the
  Period (In millions).....    $ 46.2       $  58.7    $ 59.4    $67.3    $55.8    $ 30.8
Ratio of Expenses to
  Average Net Assets (c)...     1.85%         1.82%     1.78%    1.79%    1.79%     1.86%
Ratio of Net Investment
  Income to Average Net
  Assets (c)...............    10.21%        10.12%    10.15%    9.87%    8.49%     8.57%
Portfolio Turnover.........       42%*          80%       68%      51%      90%       75%

 * Non-annualized

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of these changes for the period ended February 28, 2002 was a decrease in the ratio of net investment income to average net assets from 10.30% to 10.21%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary investment objective. The Fund commenced investment operations on October 2, 1978. The distribution of the Fund's Class B and Class C shares commenced on July 2, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At February 28, 2002, there were no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to September 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $1,168,049 reduction in cost of securities and a corresponding $1,168,049 decrease in net unrealized depreciation based on securities held by the Fund on September 1, 2001.

    The effect of this change for the six months ended February 28, 2002, was to decrease net investment income by $287,040; increase net unrealized depreciation by $169,094, and decrease net realized loss by $456,134. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

August 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $70,647,293 which expires between August 31, 2003 and August 31, 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions.

    At February 28, 2002, for federal income tax purposes, cost of long- and short-term investments is $856,005,589, the aggregate gross unrealized appreciation is $18,177,275 and the aggregate gross unrealized depreciation is $292,951,838, resulting in net unrealized depreciation on long- and short-term investments of $274,774,563.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's fiscal year. Therefore, while it is likely that a portion of the Fund's distribution will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the six months ended February 28, 2002.

F. EXPENSE REDUCTIONS During the six months ended February 28, 2002, the Fund's custody fee was reduced by $15,399 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .625%
Next $150 million...........................................       .550%
Over $300 million...........................................       .500%

    For the six months ended February 28, 2002, the Fund recognized expenses of approximately $15,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended February 28, 2002, the Fund recognized expenses of approximately $25,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended February 28, 2002, the Fund recognized expenses of approximately $542,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $122,793 are included in "Other" assets on the Statement of Assets and Liabilities at February 28, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At February 28, 2002, capital aggregated $696,430,197, $281,693,318 and
$64,899,061 for Classes A, B and C, respectively. For the six months ended February 28, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   17,221,489    $  67,537,737
  Class B...............................................    7,257,958       28,579,829
  Class C...............................................    2,799,003       10,978,855
                                                          -----------    -------------
Total Sales.............................................   27,278,450    $ 107,096,421
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    3,791,794    $  14,714,909
  Class B...............................................    1,873,378        7,287,343
  Class C...............................................      420,216        1,621,945
                                                          -----------    -------------
Total Dividend Reinvestment.............................    6,085,388    $  23,624,197
                                                          ===========    =============
Repurchases:
  Class A...............................................  (22,611,480)   $ (88,763,454)
  Class B...............................................  (10,990,309)     (43,313,008)
  Class C...............................................   (4,511,937)     (17,785,110)
                                                          -----------    -------------
Total Repurchases.......................................  (38,113,726)   $(149,861,572)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

    At August 31, 2001, capital aggregated $702,941,005, $289,139,154, and
$70,083,371 for Classes A, B and C, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   39,566,053    $ 183,387,498
  Class B...............................................   25,823,429      121,621,870
  Class C...............................................    7,516,010       35,205,349
                                                          -----------    -------------
Total Sales.............................................   72,905,492    $ 340,214,717
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    6,736,427    $  30,752,478
  Class B...............................................    3,217,974       14,676,957
  Class C...............................................      761,816        3,441,955
                                                          -----------    -------------
Total Dividend Reinvestment.............................   10,716,217    $  48,871,390
                                                          ===========    =============
Repurchases:
  Class A...............................................  (41,661,180)   $(193,713,914)
  Class B...............................................  (21,292,875)     (99,170,760)
  Class C...............................................   (5,683,215)     (26,223,119)
                                                          -----------    -------------
Total Repurchases.......................................  (68,637,270)   $(319,107,793)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended February 28, 2002 and the year ended August 31, 2001, 988,331 and 1,820,303 Class B Shares automatically converted to Class A Shares, respectively and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended February 28, 2002 and the year ended August 31, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
YEAR OF REDEMPTION                                          CLASS B            CLASS C
First.....................................................   4.00%              1.00%
Second....................................................   4.00%               None
Third.....................................................   3.00%               None
Fourth....................................................   2.50%               None
Fifth.....................................................   1.50%               None
Sixth and Thereafter......................................    None               None

    For the six months ended February 28, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $53,300 and CDSC on redeemed shares of Classes B and C of approximately $269,600. Sales charges do not represent expenses of the Fund.

    On October 27, 2000, the Fund acquired all of the assets and liabilities of the Van Kampen High Yield and Total Return Fund (the "VKHYTR Fund") through a tax free reorganization approved by VKHYTR Fund shareholders on October 11, 2000. The Fund issued 1,164,310, 3,514,197 and 907,160 shares of Classes A, B and C valued at $5,670,192, $17,149,280, and $4,399,728, respectively, in exchange for VKHYTR Fund's net assets. The shares of VKHYTR Fund were converted into Fund shares at a ratio of .5025 to 1, .5045 to 1 and .5013 to 1, for Classes A, B and C, respectively. Included in these net assets was a capital loss carryforward of $2,747,360 and deferred wash sale losses of $49,802 which is included in accumulated net realized gain/loss. Net unrealized depreciation of VKHYTR Fund as of October 27, 2000 was $5,150,365. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended August 31, 2001. Combined net assets on the day of reorganization were $721,982,089.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $255,643,496 and $257,175,750, respectively.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the Fund's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    The following forward currency contract was outstanding as of February 28, 2002:

                                                                           UNREALIZED
                                                             CURRENT      APPRECIATION/
                                                              VALUE       DEPRECIATION
Short Contract:
  Euro Currency,
    $11,550,800 expiring 04/30/02........................  $11,573,108      $(22,308)

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's Class A shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

such classes of shares. Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended February 28, 2002 are payments retained by Van Kampen of approximately $955,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $54,900.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
28, 128, 228                                                   Member NASD/SIPC.
HYI SAR 4/02                                                     5534D02-AP-4/02